CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of Highmark Funds (the "Registrant"), certify tha

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  10/8/08                         /S/ EARLE A. MALM II
     ----------------------            -----------------------------------------
                                       Earle A. Malm II, President
                                       (principal executive officer)


I,  Colleen   Cummings,   Chief   Financial   Officer  of  Highmark  Funds  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 10/8/08                          /S/ COLLEEN CUMMINGS
     ----------------------            -----------------------------------------
                                       Colleen Cummings, Chief Financial Officer
                                      (principal financial officer)